                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                                 SRS Labs, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:


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        (2)    Aggregate number of securities to which transaction applies:


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        (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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        (4)    Proposed maximum aggregate value of transaction:


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

        (5)    Total fee paid:


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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:


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        (2)    Form, Schedule or Registration Statement No.:


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        (3)    Filing Party:


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        (4)    Date Filed:


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

                                 SRS LABS, INC.
                              2909 DAIMLER STREET
                          SANTA ANA, CALIFORNIA 92705
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

     We cordially invite you to attend our 2000 Annual Meeting of Stockholders. This Annual Meeting will be held at 10:00 A.M., California time, on Thursday, June 15, 2000, at the Irvine Marriott Hotel, located at 18000 Von Karman Avenue, Irvine, California 92612, for the following purposes:

          1. To elect three Class I directors to the Board of Directors to hold office for a term of three years and until their respective successors are elected and qualified.

          2. To act upon a proposal to approve an amendment to the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 2,500,000.

          3. To transact such other business as may properly come before this Annual Meeting or any adjournment thereof.

     The Board of Directors has nominated Robert B. Pfannkuch, Jeffrey I. Scheinrock and Thomas W.T. Wan as the nominees for election to the Board of Directors as Class I directors.

     The Board of Directors has fixed the close of business on April 21, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting.

     YOU ARE CORDIALLY INVITED TO BE PRESENT AND TO VOTE AT THIS ANNUAL MEETING IN PERSON. HOWEVER, YOU ARE ALSO REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID AND ADDRESSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND. IN THE EVENT YOU HAVE RETURNED A SIGNED PROXY, BUT ELECT TO ATTEND THIS ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ENTITLED TO VOTE.

                                          By Order of the Board of Directors,

                                          /s/ JOHN AUYEUNG

                                          John AuYeung
                                          Executive Vice President,
                                          Chief Operating Officer, Chief
                                          Financial Officer,
                                          Secretary and Treasurer

Santa Ana, California
April 26, 2000

                                 SRS LABS, INC.
                              2909 DAIMLER STREET
                          SANTA ANA, CALIFORNIA 92705

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     The Board of Directors of SRS Labs, Inc. (the "Company") is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 15, 2000, at the Irvine Marriott Hotel, located at 18000 Von Karman Avenue, Irvine, California 92612, at 10:00 A.M., California time, and at any adjournments thereof (the "Annual Meeting" or the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described herein. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to stockholders is May 8, 2000.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     WHO MAY VOTE. The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on April 21, 2000, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its common stock, par value $.001 per share ("Common Stock"). At the Record Date, 12,564,273 shares of Common Stock were outstanding. Of that amount, 71,100 shares were held as treasury shares. Each share of Common Stock, excluding treasury shares, entitles its record holder on the Record Date to one vote on all matters. With respect to the election of directors only (Proposal 1), stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees.

     NOMINATIONS FOR DIRECTORS. The Bylaws of the Company (the "Bylaws") set forth certain procedures relating to the nomination of directors (the "Nomination Bylaw") and no person shall be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw. Nominations of persons for election to the Board of Directors may be made by (a) the Board of Directors or a committee appointed by the Board of Directors or (b) any stockholder who (i) is a stockholder of record at the time of giving the notice provided for in the Nomination Bylaw, (ii) shall be entitled to vote for the election of directors at the Annual Meeting and (iii) complies with the notice procedures set forth in the Nomination Bylaw.

     Nominations by stockholders shall be made in written form to the Secretary of the Company. To be timely for the Annual Meeting, a stockholder's notice must have been delivered to or mailed and received at the principal executive offices of the Company not more than 90 days (March 12, 2000) nor less than 60 days (April 11, 2000) prior to the first anniversary of the preceding year's annual meeting (June 10, 2000); provided, however, that in the event that the date of the Annual Meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received by the Company not later than the close of business on the 10th day following the day on which public announcement of the date of the Meeting is first made. For the annual meeting to be held in the year 2001, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company not earlier than March 17, 2001 and not later than April 16, 2001.

     To be effective, the written notice must include (a) the name and address, as they appear on the Company's books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (b) a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to nominate the person or persons specified in the notice; (c) the number of shares of Common Stock owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (d) a description of all arrangements or understandings between or among any of (i) the stockholder giving the notice, (ii) the beneficial owner on whose behalf the notice is given, (iii) each nominee, and (iv) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice; (e) such other information regarding each nominee proposed by the stockholder giving the notice as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (the "SEC") had the nominee been nominated, or intended to be nominated, by the Board; and (f) the signed consent of each nominee to serve as a director of the Company if so elected. At the request of the Board of Directors, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     The presiding officer of the Annual Meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Nomination Bylaw, and if he should so determine, he shall so declare to the Meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of the Nomination Bylaw, a stockholder also must comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in the Nomination Bylaw.

     REVOCABILITY OF PROXY. You may revoke your proxy prior to its exercise. You may do this by (a) delivering to the Secretary of the Company, John AuYeung, at or prior to the Annual Meeting, an instrument of revocation or another proxy bearing a date or time later than the date or time of the proxy being revoked or
(b) voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke your proxy.

     HOW YOUR SHARES WILL BE VOTED. All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted "FOR" (a) election of the Board's nominees for Class I directors and (b) approval of the amendment to the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan") increasing the number of shares of common stock available for issuance thereunder by 2,500,000. As to any other business which may properly come before the Annual Meeting, the persons named in such proxies will vote in accordance with their best judgment, although the Company does not presently know of any other such business.

     VOTING; QUORUM; AND BROKER NON-VOTES. Shares of Common Stock will be counted as present at the Annual Meeting if the stockholder is present and votes in person at the Meeting or has properly submitted a proxy card. A majority of the Company's outstanding shares entitled to vote as of the Record Date must be present at the Annual Meeting in order to hold the Meeting and conduct business. This is called a quorum. As noted above, treasury shares are not entitled to vote and, therefore, are not counted in determining a quorum. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. The three nominees receiving the highest number of votes "FOR" a director will be elected as directors. This number is called a plurality. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on each of the proposals (other than the election of directors) is required for the adoption of each such proposal. Abstentions will be counted as votes against any of the proposals as to which a stockholder abstains, but non-votes will have no effect on the voting with respect to any proposal as to which there is a non-vote. A non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     EXPENSES; METHOD OF SOLICITATION. The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to stockholders whose Common Stock is held of record by such entities. The Board of Directors has authorized certain officers of the Company to retain the services of a proxy solicitation firm if, in such officers' view, it is deemed necessary. The Company has not engaged such a firm at this time; however, to the extent it decides to do so, the Company will utilize the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies in connection with this Proxy Statement, and such firm will receive a fee estimated to be $4,000 and will be reimbursed for out-of-pocket expenses.

     The Company was incorporated in the State of California in June 1993 and reincorporated in the State of Delaware in June 1996. All references to the Company reflect this continuation. The Company first became a reporting company, pursuant to Section 13(a) of the Exchange Act, in August 1996.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table contains certain information as of the Record Date regarding all persons who were the beneficial owners of more than 5% of the outstanding shares of Common Stock, each of the directors of the Company, each nominee for election to become a director, each of the executive officers named in the Summary Compensation Table set forth herein under the caption "Compensation of Executive Officers" (we refer to all these officers as the "Named Executive Officers") and all directors and executive officers as a group. Each of the Named Executive Officers, Messrs. AuYeung, Wan and Yuen, is a director of the Company. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the SEC, or based upon the actual knowledge of the Company.

                                                          AMOUNT AND NATURE OF
                                                         BENEFICIAL OWNERSHIP(1)
                                                         -----------------------
                                                         NUMBER OF
                                                          SHARES       RIGHT TO       PERCENT OF
                         NAME                            OWNED(2)     ACQUIRE(3)    CLASS(1)(2)(3)
                         ----                            ---------    ----------    --------------
Thomas C.K. Yuen and Misako Yuen(4)(5).................  3,007,879     235,733          25.34%
Mutual Management Corp.(6).............................    652,046          --           5.19%
Packard Bell NEC, Inc.(7)..............................    572,061     382,104           7.37%
Thomrose Holdings (BVI) Limited(8)(9)..................    778,179          --           6.19%
Rayfa (BVI) Limited(9)(10).............................    709,760          --           5.65%
Raymond Choi(9)(10)....................................    709,760      62,500           6.12%
Class I Directors/Nominees:
  Robert B. Pfannkuch..................................         --      25,000              *
  Jeffrey I. Scheinrock................................         --      34,741              *
  Thomas W.T. Wan(8)(9)................................    778,179      80,000           6.79%
Class II Directors:
  John AuYeung.........................................         --      98,750              *
  John Tu..............................................    211,152      35,000           1.95%
Class III Directors:
  Stephen V. Sedmak(5)(11).............................    697,401     291,268           7.69%
  Thomas C.K. Yuen(4)(5)...............................  3,007,878     235,733          25.34%
All directors and executive officers as a group (10
  persons).............................................  4,696,946     887,393          41.51%

---------------
  *  Less than one percent.

 (1) Subject to applicable community property and similar statutes.

 (2) Includes shares beneficially owned, whether directly or indirectly, individually or together with associates.

 (3) Shares that can be acquired through stock option exercises through June 20, 2000 (within 60 days of the Record Date). These shares are referred to herein as "Stock Option Shares."

 (4) Includes 2,788,696 shares of Common Stock held by Mr. and Mrs. Yuen as co-trustees of the Thomas Yuen Family Trust and 235,733 Stock Option Shares granted to Mr. Yuen as an executive officer and a director of the Company. Also includes 213,469 shares of Common Stock held by Atsuko Hamasaki as trustee of the Yuen 1993 Irrevocable Trust (144,825 shares) and as custodian for Mr. and Mrs. Yuen's children, Jennifer Wen Lee Yuen (31,465 shares) and Constance Kahlee Yuen (37,179 shares). Also includes 5,714 shares held by Jennifer Wen Lee Yuen. Mr. and Mrs. Yuen disclaim beneficial ownership of the 213,469 shares held by Atsuko Hamasaki in the capacities referenced above and the 5,714 shares held by Jennifer Wen Lee Yuen, the adult daughter of Mr. and Mrs. Yuen. Not included are 9,000 shares of Common Stock held by: Atsuko Hamasaki in her individual capacity (3,000 shares);

                                         (Footnotes continued on the next page.)

(Footnotes continued from the preceding page.)

     Noriaki Hamasaki (3,000 shares); and Yuzuru Hamasaki (3,000 shares). Atsuko Hamasaki, Noriaki Hamasaki and Yuzuru Hamasaki are the sister-in-law, brother-in-law and father-in-law of Mr. Yuen; none of whom resides in the same household as Mr. and Mrs. Yuen. Mr. and Mrs. Yuen disclaim beneficial ownership of the above-referenced 9,000 shares.

 (5) The mailing address of such stockholder is c/o SRS Labs, Inc., 2909 Daimler Street, Santa Ana, California 92705.

 (6) Mutual Management Corp. ("MMC"), Salomon Smith Barney Holdings Inc. ("SSB Holdings") and Travelers Group Inc. ("TRV"), 388 Greenwich Street, New York, New York 10013, filed a joint Schedule 13G on or about September 9, 1998. SSB Holdings is the sole stockholder of MMC, and TRV is the sole stockholder of SSB Holdings. MMC has shared voting and dispositive power over 600,000 shares, and SSB Holdings and TRV each have shared voting and dispositive power over 652,046 shares. SSB Holdings and TRV disclaim beneficial ownership of the shares referred to in the Schedule 13G.

 (7) The mailing address for Packard Bell NEC, Inc. is 1 Packard Bell Way, Sacramento, California 95828.

 (8) All of the 778,179 shares are held by Thomrose Holdings (BVI) Limited ("Thomrose"). Mr. Thomas W.T. Wan, a director and an executive officer of the Company and a director and executive officer of ValenceTech Limited, a wholly-owned subsidiary of the Company ("ValenceTech"), is the sole stockholder of Thomrose. In the case of Mr. Wan, includes 80,000 Stock Option Shares granted to Mr. Wan as an executive officer and a director of the Company.

 (9) The mailing address of such stockholder is c/o ValenceTech, Unit 413, 4th Floor, Hong Kong Industrial Technology Centre, 72 Tat Chee Avenue, Kowloon Tong, Hong Kong.

(10) The sole stockholder of Rayfa (BVI) Limited is Raymond Choi. Mr. Choi also is a director of ValenceTech and the President of Valence Semiconductor Design Limited, a subsidiary of ValenceTech. In the case of Mr. Choi, includes 62,500 Stock Option Shares granted to Mr. Choi.

(11) Includes 26,000 shares held by Mr. Sedmak's wife, Mary Sedmak, as custodian for their children, Jeffrey Sedmak (13,000 shares) and Sarah Sedmak (13,000 shares).

                             ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

     Under the Company's Certificate of Incorporation and Bylaws, which provide for a "classified" board of directors, three persons, Robert B. Pfannkuch, Jeffrey I. Scheinrock and Thomas W.T. Wan, have been nominated by the Board of Directors for election at the Annual Meeting to serve a three year term expiring at the annual meeting in 2003 and until their respective successors are elected and qualified. Directors shall be elected by a plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such election.

     The Bylaws provide for seven directors. Currently, there are three Class I directors (Messrs. Pfannkuch, Scheinrock and Wan), whose term expires at the Annual Meeting; two Class II directors (Messrs. AuYeung and Tu), whose term expires at the 2001 annual meeting of stockholders; and two Class III directors (Messrs. Sedmak and Yuen), whose term expires at the 2002 annual meeting of stockholders.

     Each of the nominees presently serves as a Class I director and has served continuously as a director of the Company since the date indicated in his biography below. In the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting (which is not anticipated), the persons named in the proxy will vote for the election of such person or persons as may be designated by the present Board of Directors. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE FOR THE ELECTION OF THE THREE NOMINEES LISTED BELOW.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ROBERT B. PFANNKUCH, JEFFREY I. SCHEINROCK AND THOMAS W.T. WAN AS CLASS I DIRECTORS.

INFORMATION WITH RESPECT TO THE CLASS I DIRECTOR NOMINEES

     The following table sets forth information regarding the nominees, including age on the date of the Annual Meeting and business experience during the past five years.

                                 DIRECTOR
          NAME             AGE    SINCE             PRINCIPAL OCCUPATION AND OTHER INFORMATION
          ----             ---   --------           ------------------------------------------
Robert B. Pfannkuch......  65      1998     Mr. Pfannkuch has served as a director of the Company since
                                            June 1998. Since April 1997, Mr. Pfannkuch has been
                                            President of Panasonic Disc Services Corporation, a DVD
                                            disc replication company (PDSC) headquartered in Torrance,
                                            California. A wholly-owned subsidiary of Matsushita
                                            Electric Industrial Co. Ltd. in Japan, PDSC was founded in
                                            June 1996 to manufacture DVDs for the movie, music and
                                            computer software industries. Mr. Pfannkuch has been in the field of video communications since 1963 when he founded
                                            Audio Video Industries. In 1974, he organized a
                                            videocassette duplication division for Bell & Howell
                                            Company, which grew into one of the world's largest
                                            duplicators and by 1985 was known as Bell &
                                            Howell/Columbia/Paramount Video Services (BHCP) to reflect the addition of Columbia Pictures and Paramount Pictures as joint venture partners. In May 1998, The Rank Organisation
                                            Plc purchased BHCP and renamed the unit "Rank Video
                                            Services America." Mr. Pfannkuch was Chairman and Chief
                                            Executive Officer of Rank Video Services America from May
                                            1988 to January 1990 and served in an executive capacity
                                            with Telefuture Partners, a video communications consultant from January 1990 to April 1997. Having broad exposure to
                                            all facets of the home video industry since its inception,
                                            Mr. Pfannkuch is widely known and has received numerous
                                            awards and citations for his many contributions to the
                                            growth of home video, including membership in the Video
                                            Hall of Fame. In April 2000, Mr. Pfannkuch received a
                                            Lifetime Achievement

                                 DIRECTOR
          NAME             AGE    SINCE             PRINCIPAL OCCUPATION AND OTHER INFORMATION
          ----             ---   --------           ------------------------------------------
                                            Award at the DVD Summit III Conference in Dublin, Ireland.
Jeffrey I. Scheinrock....  49      1996     Mr. Scheinrock has served as a director of the Company and a member of the Board's Audit Committee since June 1996.
                                            Since December 1999, Mr. Scheinrock has served as Chief
                                            Executive Officer, President and Chief Financial Officer of
                                            Tornado Development, Inc., an internet centric unified
                                            messaging company. Mr. Scheinrock also serves as Chief
                                            Executive Officer of Scheinrock Advisory Group, an
                                            investment consulting firm. Prior thereto, he served as
                                            Vice Chairman and Chief Financial Officer of Kistler
                                            Aerospace Corporation, a manufacturer of reusable launch
                                            vehicles, from July 1996 to May 1997. Prior thereto, he
                                            served as Vice Chairman -- Finance and Strategic Planning
                                            and Chief Financial Officer of Packard Bell Electronics,
                                            Inc., a manufacturer of personal computers, from March 1989 to June 1996. Mr. Scheinrock also has served as a director of Brilliant Digital Entertainment, a developer and
                                            distribution of digital equipment, since October 1996.
Thomas W.T. Wan..........  39      1998     Mr. Wan has served as a Vice President and a director of
                                            the Company since the closing of the acquisition of Valence
                                            Technology, Inc. ("Valence") by the Company in March 1998.
                                            Mr. Wan was appointed as a director and an executive
                                            officer of the Company pursuant to the terms of the Stock
                                            Purchase Agreement dated February 24, 1998, among the
                                            Company, Valence, Mr. Wan and three other management
                                            stockholders of Valence, relating to the acquisition of
                                            Valence by the Company. Mr. Wan also serves as a director,
                                            President and Chief Executive Officer of ValenceTech
                                            Limited, a wholly-owned subsidiary of the Company
                                            ("ValenceTech") since March 2000 and a director, President and Chief Executive Officer of Valence, a wholly-owned
                                            subsidiary of the Company. ValenceTech is the successor
                                            company to Valence and was formed to facilitate listing the shares of the Company's principal holding company
                                            subsidiary in Asia on the Growth Enterprise Market of the
                                            Stock Exchange of Hong Kong Limited. In addition, Mr. Wan
                                            has served as a director of Valence and each of Valence's
                                            subsidiaries since May 1995. Mr. Wan also served as
                                            President, Chief Executive Officer and Sales and Marketing
                                            Manager of Valence Semiconductor (HK) Limited from April
                                            1990 to May 1995. Prior thereto, Mr. Wan served as
                                            Assistant Executive Engineer and Executive Engineer in the
                                            Full-Custom Chip Design Division of British Telecom
                                            Research Laboratories from 1985 to 1990.

INFORMATION WITH RESPECT TO DIRECTORS WHOSE TERMS CONTINUE

     The following table sets forth similar information regarding the members of the Board of Directors who are designated either Class II or Class III Directors and are continuing in office as directors of the Company.

Class II Directors -- Term Expiring at the 2001 Annual Meeting

                                 DIRECTOR
          NAME             AGE    SINCE             PRINCIPAL OCCUPATION AND OTHER INFORMATION
          ----             ---   --------           ------------------------------------------
John AuYeung, Ph.D.......  48      1996     Dr. AuYeung has served as Executive Vice President since
                                            July 1998, as Chief Operating Officer since April 1999, as a director of the Company since May 1996 and has served as a member of the Audit Committee of the Board since June
                                            1996. Dr. AuYeung also served as the Company's Chief
                                            Financial Officer, Secretary and Treasurer from April 1999 to August 1999 and since February 2000 is again serving in those capacities. Dr. AuYeung served as a member of the
                                            Compensation Committee of the Board, from June 1996 through
                                            June 1998. In addition, Dr. AuYeung has served as a
                                            director of ValenceTech since March 2000, has served as a
                                            director of Valence from March 1998 to April 2000 and has
                                            served as a director of all but one of Valence's
                                            subsidiaries since March 1998. Dr. AuYeung has served as
                                            Chief Financial Officer, Treasurer and Secretary and a
                                            director of SRSWOWcast.com, Inc., a wholly-owned subsidiary of the Company ("SRSWOWcast") since September 1999, and has served as Executive Vice President of SRSWOWcast since
                                            February 2000. From November 1996 to February 1999, Dr.
                                            AuYeung served as President, Secretary and Treasurer of ACG
                                            (U.S.), Inc., the U.S. subsidiary of a foreign-based
                                            Internet company. Dr. AuYeung also has served since
                                            November 1996 as President of Communications Management,
                                            Inc., a management consulting firm and since October 1996, as Assistant Secretary of Asia Communications Global
                                            Limited, a privately-held Internet technology company
                                            focusing on the dissemination of financial, home shopping
                                            and other information to substantially all of the Asian
                                            market ("ACGL"). Prior thereto, Dr. AuYeung served as Vice
                                            President, Technology and Business Development of Atlantis
                                            Computers, Inc. dba NuReality, a privately-held company
                                            that manufactured computer multimedia and consumer
                                            audio/video products and was a licensee of the Company
                                            ("NuReality") from May 1995 to October 1996. In addition,
                                            Dr. AuYeung served in a variety of management positions
                                            with Newport Corporation, a scientific research instrument manufacturer, from March 1982 to April 1995. Prior to
                                            joining Newport Corporation, Dr. AuYeung was a research
                                            scientist at the Jet Propulsion Laboratory. Dr. AuYeung
                                            holds a B.S. from the Massachusetts Institute of Technology and an M.S. and a Ph.D. in electrical engineering from the
                                            California Institute of Technology.
John Tu..................  58      1994     Mr. Tu has served as a director of the Company since May
                                            1994. In addition, since June 1996, Mr. Tu has served as a member of the Audit Committee of the Board. Mr. Tu also
                                            served as a member of the Compensation Committee of the
                                            Board from June 1996 through June 1998 and since April
                                            1999. Mr. Tu has served as a director and President of
                                            Kingston Technology Company (and its predecessor, Kingston
                                            Technology Corporation), a manufacturer of computer
                                            products, since October 1987. Mr. Tu also was a co-founder of Kingston Technology Corporation. Prior

                                 DIRECTOR
          NAME             AGE    SINCE             PRINCIPAL OCCUPATION AND OTHER INFORMATION
          ----             ---   --------           ------------------------------------------
                                            thereto, from 1982 to 1986, Mr. Tu served as President of
                                            Camintonn Corporation, a manufacturer of board level
                                            products for the DEC market-place, and from 1986 to 1987,
                                            he served as Vice President and General Manager of the
                                            Digital Division after the company's sale to AST Research.
                                            Mr. Tu was also a co-founder of Camintonn Corporation. Mr.
                                            Tu earned a degree in electrical engineering from the
                                            Technische Hochschule Darmstadt in Germany.

Class III Directors -- Term Expiring at the 2002 Annual Meeting

                                 DIRECTOR
          NAME             AGE    SINCE             PRINCIPAL OCCUPATION AND OTHER INFORMATION
          ----             ---   --------           ------------------------------------------
Stephen V. Sedmak........  51      1993     Mr. Sedmak, currently retired, was one of the founders of
                                            the Company. He served as President of the Company since
                                            its inception in June 1993 until July 1998. In addition,
                                            Mr. Sedmak has served as a director of the Company since
                                            June 1993, served as Chief Operating Officer from June 1996 until July 1998, and has served as a director of
                                            ValenceTech since March 2000. Mr. Sedmak also has served as a member of the Compensation Committee of the Board since
                                            March 1999. Prior to joining the Company, Mr. Sedmak served as Vice President of Sales for PTC Corporation, a provider of telecommunications systems, from January 1973 to March
                                            1982, as Vice President of Sales for The ICT Group, a
                                            provider of database marketing and telemarketing services, from March 1985 to September 1987, and as Vice President of
                                            Sales for TeleRelation Systems Inc., a software development company, from January 1991 to June 1992. Mr. Sedmak was
                                            involved as a founder of each of these companies. In
                                            addition, Mr. Sedmak held a variety of executive sales and marketing positions with IBM/ROLM Corporation, a leading
                                            telecommunications manufacturer, from March 1982 to March
                                            1985.
Thomas C.K. Yuen.........  48      1994     Mr. Yuen has served as Chairman, Chief Executive Officer
                                            and a director of the Company since January 1994, and has
                                            served as President of the Company since April 1999. Mr.
                                            Yuen also has served as a director of ValenceTech since
                                            March 2000 and Valence and all but one of Valence's
                                            subsidiaries since March 1998. Mr. Yuen served as President of SRSWOWcast from September 1999 to February 2000, and has served as Chairman of the Board and Chief Executive Officer of SRSWOWcast since February 2000, and as a director of
                                            SRSWOWcast since September 1999. In addition, Mr. Yuen
                                            served as Chief Financial Officer of the Company from
                                            January 1994 to July 1994. Since May 1995, Mr. Yuen has
                                            also served as Chairman and a director for ACGL. Since June
                                            1993, Mr. Yuen has served as Chairman, Chief Executive
                                            Officer, President and a director of NuReality. Mr. Yuen is one of the founders of AST Research, Inc., where he served as a director from such company's inception in 1981 until
                                            June 1992 and the company's co-chairman and chief operating officer from August 1987 to June 1992.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

     The executive officers of the Company are Thomas C.K. Yuen, John AuYeung, Charles Cortright, James F. Gardner, Alan D. Kraemer and Thomas W.T. Wan. Messrs. Yuen, AuYeung and Wan are also directors of the Company and their business biographies are referenced above. The business experience of Messrs. Cortright, Gardner and Kraemer are described below. Executive officers are elected by, and serve at the pleasure of, the Board of Directors.

              NAME                AGE           PRINCIPAL OCCUPATION AND OTHER INFORMATION
              ----                ---           ------------------------------------------
Charles Cortright...............  51    Mr. Cortright has served as President of SRSWOWcast since
                                        February 2000 and prior thereto, from October 1999 to
                                        February 2000, served as General Manager of SRSWOWcast.
                                        Before joining the Company, Mr. Cortright acted as a
                                        consultant to various companies, including IBM, from April
                                        1997 to September 1999. From January 1996 until October
                                        1996, Mr. Cortright served as President, Chief Executive
                                        Officer and a director of GraphixZone, Inc., an
                                        entertainment software products and content company
                                        ("GraphixZone"), from August 1989 to January 1996, he
                                        served as Chairman, President and Chief Executive Officer
                                        of GraphixZone, and from May 1995 to January 1996 served as interim Chief Financial Officer of a predecessor
                                        corporation to GraphixZone.
James F. Gardner................  53    Mr. Gardner has served as Vice President, Operations since
                                        February 2000 and has served as Vice President, Chief
                                        Financial Officer, Treasurer and Secretary from August 1999 to February 2000. Prior to joining the Company, from August
                                        1996 through July 1999, Mr. Gardner held the position of
                                        Vice President, Chief Financial Officer of Cherokee
                                        International LLC, a designer, manufacturer and seller of
                                        switch-made power supply units and from December 1995 to
                                        August 1996 he served as a consultant to Ceradyne, Inc., an advanced technical ceramics manufacturer.
Alan D. Kraemer.................  49    Mr. Kraemer has served as Vice President of Engineering of the Company since April 2000, and prior thereto, as
                                        Director of Engineering of the Company since February 1994.
                                        In addition, Mr. Kraemer has served as President of Sierra
                                        Digital Productions, Inc., a compact disc production and
                                        recording company, since August 1989. Prior to joining the
                                        Company, Mr. Kraemer also served as President of
                                        Engineering of De LaRue Printrak, a manufacturer of
                                        automatic fingerprint identification systems from January
                                        1989 to December 1989. Prior thereto, Mr. Kraemer served as
                                        Vice President of Engineering for AST Research, a personal computer manufacturer. Mr. Kraemer also served as Vice
                                        President of Engineering with Point4 Data Corporation from
                                        May 1986 to December 1986, and as Director of Software
                                        Engineering of Northrop Electronics from May 1984 to May
                                        1986.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

MEETINGS OF THE BOARD AND ITS COMMITTEES

     The Board of Directors manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Audit Committee and a Compensation Committee whose functions are briefly described below. The Board has not established a Nominating Committee. From July 1998 through April 1999, the Board decided to assume the responsibilities of the Compensation Committee for making determinations regarding salaries, bonuses and other compensation for the Company's officers and making decisions with respect to awards, including but not limited to stock option grants to the Company's directors, officers, key employees, consultants and important business associates pursuant to the Company's discretionary plans. In April 1999, the Board reinstated the Compensation Committee. The directors are kept informed of the Company's operations at meetings of the Board and its committees through reports and analyses from, and discussions with, management.

     During the fiscal year ended December 31, 1999 (the "Fiscal Year" or "Fiscal 1999"), the Board of Directors met on one (1) occasion and took action by Unanimous Written Consent on six (6) occasions.

     Audit Committee. The Audit Committee provides oversight of the (a) financial reporting process, the system of internal controls and the audit process of the Company and (b) independent auditors. The Audit Committee also recommends to the Board of Directors the appointment of the independent certified public accountants. The members of the Audit Committee are John AuYeung, John Tu and Jeffrey I. Scheinrock (Chairman). During the Fiscal Year, the Audit Committee met on three (3) occasions.

     Compensation Committee. The Compensation Committee is responsible for making determinations regarding salaries, bonuses and other compensation for the Company's officers and making decisions with respect to awards, including but not limited to stock option grants to the Company's directors, officers, key employees, consultants and important business associates pursuant to the Company's discretionary plans and bonus awards under the Company's Annual Incentive Bonus Plan and the Company's Annual Supplemental Executive Bonus Plan. The members of the Compensation Committee are Stephen V. Sedmak (Chairman) and John Tu. The Compensation Committee did not meet during the Fiscal Year; however, it acted by Unanimous Written Consent on five (5) occasions.

     With the exception of Robert B. Pfannkuch, John Tu and Thomas W.T. Wan, each of the other incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the Fiscal Year (held during the period for which he has been a director). With the exception of John Tu, each of the other incumbent directors who were members of a Board Committee, attended at least 75% of the aggregate of the total number of meetings held by all committees of the Board on which he served during the Fiscal Year (held during the period that he served).

COMPENSATION OF DIRECTORS

     Directors who also are employees of the Company are not paid any fees or remuneration, as such, for their service on the Board or on any Board committee.

     Cash Compensation. In Fiscal 1999, each nonemployee director was entitled to receive $500 for each Board meeting that he attended and $250 for each telephonic Board meeting in which he participated. Each nonemployee director also was entitled to receive $250 for each committee meeting that he attended in person or telephonically. In addition, each nonemployee director was entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending Board and committee meetings.

     Nonemployee Directors' Plan. Each nonemployee director is eligible to receive stock options under the SRS Labs, Inc. Amended and Restated 1996 Nonemployee Directors' Stock Option Plan (the "Nonemployee Directors' Plan"), a nondiscretionary, formula stock option plan pursuant to which 250,000 shares of Common

Stock have been authorized for issuance. As of the Record Date, 150,000 options remain available for grant under the Nonemployee Directors' Plan.

     Each nonemployee director of the Company who was in office prior to the date of the closing of the Company's Initial Public Offering (the "IPO") and remained in office as of such date (namely, Messrs. AuYeung, Scheinrock and Tu) was granted an option to purchase 10,000 shares of Common Stock which vested upon the date of grant. On an ongoing basis, (a) each nonemployee director who first becomes a member of the Board after the date of closing of the IPO is granted an option to purchase 10,000 shares of Common Stock automatically upon election to the Board of Directors which vests upon the date of grant, and (b) each nonemployee director is granted an option to purchase 15,000 shares of Common Stock automatically effective at the close of business on the date of each of the Company's annual meeting of stockholders at which such nonemployee director is elected which vests in three equal annual installments commencing on the first anniversary of the applicable date of grant. Such option awards are in each case subject to adjustments, as provided in the Nonemployee Directors' Plan. In the event that Messrs. Pfannkuch and Scheinrock are elected as directors at the Annual Meeting, each will receive on such date an option to purchase 15,000 shares of Common Stock which vests in three equal annual installments.

     At the close of the Company's annual meeting of stockholders in Fiscal 1999, one such nonemployee director (namely, Mr. Sedmak) was granted an option to purchase 15,000 shares of Common Stock at an exercise price of $3.125 per share. The exercise price for all options granted under the Nonemployee Directors' Plan has been based upon the fair market value of Common Stock on the date of grant.

     Incentive Plan. Each nonemployee director also is eligible to receive awards under the Company's Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan"), a discretionary plan currently administered by the Compensation Committee. In Fiscal 1999, each of the nonemployee directors of the Company (namely, Messrs. Pfannkuch, Scheinrock, Sedmak and Tu), received non-statutory options to purchase 30,000 shares of Common Stock at an exercise price of $3.4375 per share, the fair market value on the date of such grant. Such options vest pro rata over a five year period from the date of grant (December 11, 2000).

                 APPROVAL OF AN AMENDMENT TO THE SRS LABS, INC.
               AMENDED AND RESTATED 1996 LONG-TERM INCENTIVE PLAN
                                  (PROPOSAL 2)

BACKGROUND

     The Board of Directors has adopted, and the stockholders have approved, the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan (the "Incentive Plan"), a discretionary incentive plan which affords the Compensation Committee of the Company's Board of Directors or the Board of Directors the ability to design compensatory awards to attract and retain officers (including all directors of the Company), other key employees and consultants of the Company and its subsidiaries. The Board of Directors has adopted, subject to stockholder approval, an amendment to the Incentive Plan to increase the number of shares of Common Stock that may be issued or transferred pursuant to awards granted thereunder by 2,500,000 (the "Share Amendment"). The Incentive Plan, as amended by the Share Amendment (the "Amended Incentive Plan"), is set forth in full as Appendix "A" to this Proxy Statement and is summarized under the caption "Summary of the Amended Incentive Plan," below.

     The Company has registered with the U.S. Securities and Exchange Commission (the "Commission") on Form S-8 Registration Statements the 4,500,000 shares of Common Stock currently issuable under the Incentive Plan. If the Share Amendment is approved by the stockholders, the Board intends to cause the additional shares of Common Stock that will become available for issuance under the Amended Incentive Plan to be registered on a Form S-8 Registration Statement to be filed with the Commission at the Company's expense.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162 (m) to the Internal Revenue Code of 1968, as amended. Subject to certain exceptions,
Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of the Company. Currently, the performance-based compensation paid by the Company pursuant to the Incentive Plan is excluded from this $1,000,000 limitation. If the Share Amendment is approved by the stockholders, such approval will constitute approval of the Share Amendment to the Incentive Plan under Section 162(m) and allow the Company to rely upon the exception under Section 162(m) for performance-based compensation awarded under the Amended Incentive Plan.

     Currently, the number of shares of Common Stock which may be issued or transferred (a) upon the exercise of Option Rights or Appreciation Rights, (b) as Restricted Shares and released from all substantial risks of forfeiture, (c) as Deferred Shares, (d) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under the Incentive Plan, shall not exceed 4,500,000 (subject to adjustment as provided in the Incentive Plan). As of the Record Date, Option Rights to purchase 4,105,759 shares of Common Stock have been awarded (of which Option Rights to purchase 183,672 shares have been exercised and Option Rights to purchase 3,922,087 shares remain outstanding), leaving only 394,241 shares of Common Stock remaining to be issued or transferred pursuant to awards made under the Incentive Plan.

     In addition to the Incentive Plan, the Company maintains the SRS Labs, Inc. Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan -- 1993, a discretionary plan authorizing the grant of awards to officers, directors, key employees and consultants (the "1993 Plan"), a Stock Option Agreement dated January 19, 1994 between the Company and Stephen V. Sedmak (the "Individual Plan") and the SRS Labs, Inc. Amended and Restated 1996 Nonemployee Directors' Stock Option Plan, a non-discretionary, formula stock option plan in which only non-employee directors are eligible to participate (the "Nonemployee Directors' Plan"). Under the 1993 Plan, 1,448,256 shares of Common Stock have been authorized for issuance and options to purchase 535,372 shares of Common Stock have been granted, of which options to purchase 319,555 shares of Common Stock have been exercised. Options to purchase 912,884 shares of Common Stock remain outstanding and reserved for issuance under the 1993 Plan. At this time, the Board has determined not to grant further awards under the 1993 Plan. Under the Individual Plan, options to purchase 362,064 shares of Common Stock have been granted, of which 255,032 shares of Common Stock have been exercised. No other shares are authorized for issuance under the Individual Plan. The Incentive Plan, the 1993 Plan and the Individual Plan are collectively referred to as the "Discretionary Plans". Accordingly, as of the Record Date, 1,307,125 shares of Common Stock remained available for grant under the Discretionary Plans.

     The Board of Directors continues to believe that such a compensatory award program is an important factor in attracting, retaining and motivating officers, other key employees, directors and consultants of the Company and its subsidiaries. In light of the Company's acquisition of Valence, which has approximately 90 employees (including employees of its subsidiaries) and the fact that the Company expects in the future to make acquisitions resulting in the hiring of additional employees, the Board of Directors has recognized the need for an additional number of shares of Common Stock which may be issued or transferred in connection with awards made under the Incentive Plan.

     In view of the foregoing, the Board of Directors believes that it is appropriate to increase the number of shares of Common Stock which may be issued or transferred pursuant to the Incentive Plan in the form of an amendment to the Incentive Plan to be presented to the stockholders. Accordingly, the Board of Directors has adopted, subject to stockholder approval, the Share Amendment to the Incentive Plan, which amends Section 3 (a) of the Incentive Plan to increase the number of shares of Common Stock that may be issued or transferred pursuant to awards granted under the Incentive Plan by 2,500,000 shares, from 4,500,000 to 7,000,000 shares of Common Stock. If the Share Amendment is not approved by the stockholders at the Annual Meeting, the Incentive Plan will remain in effect; however, as stated above, only 394,241 shares of Common Stock remain available for grant as of the Record Date. If the Share Amendment is approved by the stockholders at the Annual Meeting, the stockholders will suffer further dilution upon the exercise of future awards granted under the Incentive Plan. If approved, up to an additional 2,500,000 shares of Common Stock will be available for issuance or transfer pursuant to future awards under the Incentive Plan. In addition, up to 1,252,091 shares of Common Stock will be available for issuance or transfer pursuant to outstanding awards under the 1993 Plan and the Individual Plans and up to 150,000 shares of Common Stock will be available for issuance or transfer pursuant to outstanding awards and future awards under the Nonemployee Directors' Plan. As of the Record Date, 12,564,273 shares of Common Stock were issued and outstanding. Each of the Company's executive officers, directors and nominees for election as a director is eligible to receive awards pursuant to the Incentive Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE SHARE AMENDMENT TO THE INCENTIVE PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THIS PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

SUMMARY OF THE AMENDED INCENTIVE PLAN

     The Amended Incentive Plan is set forth in full as Appendix "A" to this Proxy Statement and is summarized below. The following summary is not intended to be complete and reference should be made to Appendix "A" for a complete statement of the terms and provisions of the Amended Incentive Plan. Capitalized terms used in this Summary and not otherwise defined shall have the meanings ascribed to such terms in the Amended Incentive Plan.

  Plan Limits

     The maximum number of shares of Common Stock that may be issued or transferred (a) upon the exercise of Option Rights or Appreciation Rights, (b) as Restricted Shares and released from substantial risk of forfeiture, (c) as Deferred Shares, (d) in payment of Performance Shares or Performance Units that have been earned, or (vi) in payment of dividend equivalents paid with respect to awards made under the Amended Incentive Plan, may not in the aggregate exceed 7,000,000 shares of Common Stock, which may be shares of original issuance or treasury shares or a combination thereof. These limits are subject to adjustments as provided in the Amended Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.

     Upon the payment of any option price by the transfer to the Company of Common Stock or upon related satisfaction of tax withholding obligations or any other payment made or benefit realized under the Amended Incentive Plan by the transfer or relinquishment of Common Stock, there shall be deemed to have been issued or transferred only the net number of shares actually issued or transferred by the Company. Upon the payment in cash of a benefit provided by any award under the Amended Incentive Plan, any shares of Common Stock that were covered by such award shall again be available for issuance or transfer under the Amended Incentive Plan. If any award terminates, expires or is canceled with respect to any shares of Common Stock, new awards may thereafter be granted covering such Common Stock.

     No participant may be granted Option Rights for more than 750,000 shares of Common Stock during any three consecutive calendar years, subject to adjustment pursuant to the Amended Incentive Plan. No participant may receive in any one calendar year awards of Performance Shares and Performance Units having an aggregate value as of their respective dates of grant in excess of $750,000.

     As of the Record Date, the fair market value of a share of Common Stock was $15.00 per share.

  Option Rights

     Option Rights provide the right to purchase shares of Common Stock at a price not less than its fair market value on the date of the grant with respect to Incentive Options and not less than eighty-five percent (85%) of its fair market value with respect to other options. The option price is payable in cash, nonforfeitable, unrestricted shares of Common Stock already owned by the optionee, any other legal consideration that the

Committee deems appropriate, including, without limitation, promissory notes, or any combination of these methods. Any grant of Option Rights may provide for the deferred payment of the option price on the sale of some or all of the shares obtained from the exercise. Any grant may provide for the automatic grant of additional Option Rights to an optionee upon the exercise of Option Rights using Common Stock as payment.

     Option Rights granted under the Amended Incentive Plan may be Option Rights that are intended to qualify as incentive stock options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or Option Rights that are not intended to so qualify or combinations thereof. Except in the case of grants of ISO's, the Committee may provide for the payment to the optionee of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis or may provide that the equivalents be credited against the option price. No Option Rights may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment that is necessary before the Option Rights become exercisable and may provide for the earlier exercisability of the Option Rights in the event of retirement, death or disability of the participant or a change in control of the Company. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights.

  Appreciation Rights

     Appreciation Rights represent the right to receive from the Company an amount, determined by the Committee and expressed as a percentage not exceeding 100 percent, of the difference between the base price established for such Rights and the market value of the Common Stock on the date the rights are exercised. Appreciation Rights can be tandem (granted with Option Rights to provide an alternative to exercise of the Option Rights) or free-standing. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the spread is positive, and requires that the related Option Right be surrendered for cancellation. Free-standing Appreciation Rights must have a base price per Right that is not less than the fair market value of the Common Stock on the date of grant, must specify the period of continuous employment that is necessary before such Appreciation Rights become exercisable (except that they may provide for the earlier exercise of the Appreciation Rights in the event of retirement, death or disability of the participant or a change in control of the Company) and may not be exercisable more than ten years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company on exercise of an Appreciation Right may be paid in cash, in Common Stock or in any combination thereof, and may either grant to the recipient or retain in the Committee the right to elect among those alternatives. Any grant of Appreciation Rights may provide for the payment of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

  Restricted Shares

     Restricted Shares constitute an immediate transfer of ownership to the recipient in consideration of the performance of services. The participant has dividend and voting rights on such shares. Restricted Shares must be subject to a "substantial risk of forfeiture", within the meaning of Section 83 of the Code for a period to be determined by the Committee on the date of the grant. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in the manner prescribed by the Committee on the date of grant for the period during which such forfeiture provisions are to continue. The Committee may provide for the earlier termination of the forfeiture provisions in the event of retirement, death or disability of the participant or a change in control of the Company.

     Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.

  Deferred Shares

     Deferred Shares constitute an agreement to issue shares to the recipient in the future in consideration of the performance of services, but subject to the fulfillment of such conditions as the Committee may specify. The participant has no right to transfer any rights under his or her award and no right to vote the Deferred Shares. The Committee may authorize the payment of dividend equivalents on the Deferred Shares, in cash or Common Stock, on a current, deferred or contingent basis. The Committee must fix a deferral period at the time of grant, and may provide for the earlier termination of the deferral period in the event of retirement, death or disability of the participant or a change in control of the Company.

  Performance Shares and Performance Units

     A Performance Share is the equivalent of one share of Common Stock and a Performance Unit is the equivalent of $100.00. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period may be subject to earlier termination in the event of retirement, death or disability of the participant or a change in control of the Company. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, Common Stock or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in Common Stock on a current, deferred or contingent basis.

  Management Objectives

     The Amended Incentive Plan requires that the Committee establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend equivalents may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is, or is determined by the Committee likely to become, a covered employee" within the meaning of
Section 162 (in) (3) of the Code shall be limited to specified levels of or growth in (a) return on invested capital, (b) earnings per share, (c) return on assets, (d) return on equity, (e) stockholder return, (f) sales growth, (g) productivity improvement, and/or (h) net income. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.

  Administration

     The Compensation Committee of the Board of Directors will administer and interpret the Amended Incentive Plan. The Committee is composed of not less than two directors, each of whom must be a "non-employee director" within the meaning of Rule 16b-3. In the absence of a Committee or in the event of grants to non-employee directors, the Board of Directors will administer and interpret the Amended Incentive Plan.

  Eligibility

     Officers, key employees, directors and consultants of the Company and its Subsidiaries, as determined by the Committee, may be selected to receive benefits under the Amended Incentive Plan. As of the Record

Date, approximately 6 officers, 76 key employees, 4 non-employee directors and 7 consultants of the Company and its Subsidiaries were eligible to participate in the Amended Incentive Plan.

  Transferability

     Option Rights and other derivative securities awarded under the Amended Incentive Plan will not be transferable by a participant other than by will or the laws of descent and distribution or, other than an ISO, a qualified domestic relations order. Any award made under the Amended Incentive Plan may provide that any Common Stock issued or transferred as a result of the award will be subject to further restrictions upon transfer.

  Adjustments

     The Committee may make or provide for adjustment in the number of shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares, the prices per share applicable thereto and the kind of shares (including shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spinoff, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all of the outstanding awards under the Amended Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under the Amended Incentive Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. In any case, such substitution of securities shall not require the consent of any person who is granted awards pursuant to the Amended Incentive Plan.

  Amendments and Miscellaneous

     The Amended Incentive Plan may be amended by the Committee or the Board of Directors, but except as expressly authorized by the Amended Incentive Plan, no such amendment shall increase the maximum number of shares specified in Section 3(a) of the Amended Incentive Plan (except as expressly authorized by the Amended Incentive Plan), increase the number of Performance Units specified in
Section 3(e) of the Amended Incentive Plan or cause Rule 16b-3 to become inapplicable to the Amended Incentive Plan without the further approval of the stockholders of the Company, unless permitted by Rule 16b-3. However, the Committee or the Board may amend the Amended Incentive Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws and regulations, or in the interpretation of such laws and regulations.

     Where the Committee has established conditions to the exercisability or retention of certain awards, the Amended Incentive Plan allows the Committee to take action in its sole discretion subsequently to equitably adjust such conditions in certain circumstances, including in the case of death, disability or retirement.

     With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Option Rights or any other award granted under the Amended Incentive Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards, which may or may not cover the same number of shares of Common Stock that had been the subject of the prior award, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under the Amended Incentive Plan had the canceled Option Rights or other awards not been granted.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Incentive Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

  Tax Consequences to Participants

     Nonqualified Stock options. In general, (a) no income will be recognized by an optionee at the time a nonqualified Option Right is granted; (b) at the time of exercise of a nonqualified Option Right ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (c) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if the optionee satisfies certain employment and holding period requirements, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. To satisfy the employment requirement, the optionee must exercise the ISO not later than three months after he or she ceases to be an employee of the Company (or one year if he or she is disabled). To satisfy the holding period requirement, the optionee must not dispose of the shares issued pursuant to the exercise of the ISO within two years after the date of grant of the ISO and within one year after the transfer of such shares to the optionee.

     If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of a Tandem Appreciation Right or a Free-standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

     Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83 (b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares also will commence on such date.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election under Section 83 (b) of the Code has been made, the principal difference (in cases where the officer or director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

  Tax Consequences to the Company or Subsidiary

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or Subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 28OG of the Code and is not disallowed by the $1 million limitation on certain executive compensation.

NEW PLAN BENEFITS

     The benefits or amounts to be awarded in the future under the Amended Incentive Plan are not determinable at this time and it is not possible to determine the benefits or amounts which would have been received or allocated to eligible participants under the Amended Incentive Plan.

                       COMPENSATION OF EXECUTIVE OFFICERS

     We are required by the SEC to disclose compensation paid by the Company during the last three fiscal years to (a) the Company's Chief Executive Officer;
(b) the Company's four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 1999; and (c) up to two additional individuals for whom such disclosure would have been provided under clause (a) and (b) above but for the fact that the individual was not serving as an executive officer of the Company at the end of Fiscal 1999; provided, however, that no disclosure need be provided for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

     Accordingly, the following table discloses compensation paid by the Company during the last three fiscal years to (a) Mr. Yuen, the Company's Chief Executive Officer; and (b) Messrs. Wan and AuYeung, the two most highly-compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 1999 and whose salary and bonus exceeded $100,000. We refer to all of these officers as the "Named Executive Officers." The Company first became a reporting Company, pursuant to Section 13(a) of the Exchange Act, during Fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                             ANNUAL COMPENSATION(1)            SECURITIES
                                     --------------------------------------    UNDERLYING
                                                             OTHER ANNUAL       OPTIONS/        ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)   COMPENSATION($)     SARS(#)      COMPENSATION($)
---------------------------   ----   ---------   --------   ---------------   ------------   ---------------
Thomas C.K. Yuen............  1999   $225,000    $    --            --           70,000            --
  Chairman of the Board       1998    281,250      1,000            --          110,000            --
  and Chief Executive         1997    225,000      1,147            --          167,762            --
  Officer
Thomas W.T. Wan(2)..........  1999    257,881         --        41,743(3)        80,000            --
  Vice President of SRS       1998    144,228         --        43,787(3)       285,000            --
  Labs, Inc., Chief           1997         --         --            --               --            --
  Executive Officer of
  Valence Technology Inc.
John AuYeung, Ph.D.(4)......  1999    182,500     10,000            --          115,000            --
  Executive Vice President,   1998     75,000     95,500            --          225,000(5)         --
  Chief Operating Officer,    1997         --         --            --               --            --
  Chief Financial Officer,
  Secretary and Treasurer

---------------
 (1) Portions of Mr. Yuen's and Mr. AuYeung's salary in Fiscal 1999 were deferred under the Company's 401(k) Plan.

 (2) Mr. Wan became an executive officer of the Company on March 2, 1998 in connection with the Company's acquisition of Valence Technology Inc. All compensation amounts payable to Mr. Wan pursuant to his employment agreement are in Hong Kong dollars; however, for purposes of disclosure in this table, all compensation amounts are expressed in U.S. dollars at a conversion rate of 7.75 Hong Kong dollars to 1 U.S. dollar.

 (3) For Mr. Wan, the amount attributable to perquisites in Fiscal 1999 was attributable solely to a housing allowance. The amount attributable to perquisites in Fiscal 1998 includes a $41,743 housing allowance; the remaining perquisites and the related amounts did not meet the disclosure threshold established by the SEC.

 (4) Dr. AuYeung became an executive officer and an employee of the Company on July 1, 1998. Dr. AuYeung has been a director of the Company since May 1996 and as such was, prior to July 1, 1998, compensated as a nonemployee director of the Company. In Fiscal 1998, Dr. AuYeung earned $250 as a nonemployee director which is not included in the amount set forth in the Summary Compensation Table. See "Information About the Board of Directors and Committees of the Board -- Compensation of Directors."
                                         (Footnotes continued on the next page.)

(Footnotes continued from the preceding page.)

---------------
 (5) Of the aggregate amount of securities underlying options granted to Dr. AuYeung, 15,000 represent shares of Common Stock underlying an option grant awarded to Dr. AuYeung as a nonemployee director of the Company.

STOCK OPTIONS

     Stock Option Grants. The following table shows stock option grants to the Named Executive Officers during Fiscal 1999.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE
                                             INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                          -------------------------------------------------------       ANNUAL RATES
                            NUMBER OF      % OF TOTAL                                  OF STOCK PRICE
                           SECURITIES     OPTIONS/SARS                                APPRECIATION FOR
                           UNDERLYING      GRANTED TO    EXERCISE OR                   OPTION TERM(3)
                          OPTIONS/SARS    EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------
                          GRANTED(#)(1)   FISCAL YEAR     ($/SH)(2)       DATE        5%($)      10%($)
                          -------------   ------------   -----------   ----------   ---------   ---------
Thomas C. K. Yuen.......     70,000(4)        5.54%        $3.4375      11/9/09     $151,328    $383,494
Thomas W.T. Wan.........     80,000(4)        6.33%         3.4375      11/9/09      172,946     438,279
John AuYeung............     50,000(4)        3.95%         2.75         6/7/09       86,473     219,140
                             65,000(4)        5.14%         3.4375      11/9/09      140,519     356,102

---------------
(1) Upon a change in control of the Company (as defined in the stock option agreements relating to the respective plans), the options shall, notwithstanding the installment vesting provisions, become immediately exercisable in full.

(2) All options were granted at the fair market value on the date of grant.

(3) We are required by the SEC to use 5% and 10% assumed rate of appreciation over the ten year option term. This does not represent the Company's estimate or projection of the future Common Stock price. If the Common Stock does not appreciate, the Named Executive Officers will receive no benefit from the options.

(4) Nonqualified stock options which vest pro rata over a five year period from the date of grant.

     Option Exercises/Fiscal Year End Value. The following table shows stock option exercises and the value of unexercised stock options held by the Named Executive Officers during Fiscal 1999.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                        OPTIONS/SARS AT                 OPTIONS/SARS AT
                         SHARES        VALUE               FY-END(#)                      FY-END($)(1)
                       ACQUIRED ON    REALIZED    ----------------------------    ----------------------------
        NAME           EXERCISE(#)      ($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           -----------    --------    -----------    -------------    -----------    -------------
Thomas C.K. Yuen.....      --           $--         358,059         191,941        $747,449        $277,948
Thomas W.T. Wan......      --            --          80,000         285,000          79,219         321,094
John AuYeung.........      --            --          81,250         268,750          72,187         419,687

---------------
(1) Represents the positive difference between the closing price of the Common Stock on Thursday, December 31, 1999 (the last stock trading day of the Fiscal Year) and the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     Mr. Yuen entered into an employment agreement with the Company effective as of July 1, 1996. Such agreement provided for a fixed base salary, with annual increases and performance bonuses at the discretion of the Board of Directors. The agreement provided for a base salary for Mr. Yuen of $175,000 per year commencing July 1, 1996 and $225,000 per year for the 12-month period commencing January 1, 1997; such base salary to be adjusted, thereafter, by the Board of Directors, but not to be reduced below the initial base salary provided in the agreement. Mr. Yuen's employment agreement provided that he should devote at least 40% of his time (based on an average eight hour work day) to the business of the Company. Mr. Yuen is permitted to directly engage in other business activities provided such activities are not competitive with the Company. The employment agreement with Mr. Yuen could be terminated by the Company for cause which is defined as (a) the failure to follow the reasonable instructions of the Board of Directors, (b) the material breach of any term of the employment agreement and failure to cure such breach within 10 days after written notice thereof from the Company, or (c) the misappropriation of assets of the Company or any subsidiary by the employee resulting in a material loss to such entity. The employment agreements could be terminated by the employee upon 60 days prior written notice.

     The initial term of the employment agreement was two years. The agreement automatically renews for additional one year periods unless prior notice of termination is given by either the Company or the employee. Mr. Yuen's employment agreement has been automatically renewed for each successive one year period. During Fiscal 1998, the Compensation Committee of the Board of Directors increased Mr. Yuen's base salary to $300,000 per year commencing April 1, 1998, in light of Mr. Yuen's commitment to devote a significantly greater amount of time to the business of the Company during such year than required under his employment agreement. Effective April 1, 1999, Mr. Yuen voluntarily reduced his base salary to $200,000, without the reduction in his time commitment to the business of the Company.

     In the event the Company either terminates Mr. Yuen's employment agreement at the end of the current term, or terminates such employment agreement during the current term without cause, Mr. Yuen is entitled to receive his salary and benefits for the remainder of the current term of his employment agreement plus an additional period of 12 months. During such period, Mr. Yuen is obligated to provide advisory services and may not compete with the Company. Mr. Yuen's employment agreement also generally provides Mr. Yuen with compensation for the remainder of the current term plus an additional period of 12 months and certain other benefits and for the acceleration of the date of vesting for outstanding stock options if Mr. Yuen is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined in the employment agreement.

     Mr. Wan entered into an employment agreement with the Company and Valence Technology Inc. ("Valence") effective March 2, 1998 with an initial term ending December 31, 2000 and Dr. AuYeung entered into an employment agreement with the Company effective July 1, 1998 and ending June 30, 1999. The respective agreements provided for initial base salaries for (a) Mr. Wan of $239,871 per year commencing March 3, 1998; and (b) Dr. AuYeung of $150,000 per year commencing July 1, 1998. In each case, such base salary may be adjusted by the Board of Directors, but the base salary for any fiscal year may not be reduced below the initial base salary provided in the agreement. Effective April 1, 1999, the Board increased Mr. Wan's base salary to $299,160 and increased Dr. AuYeung's base salary to $180,000. Each agreement may be terminated by the Company (or, in the case of Mr. Wan, also by Valence) for cause which is defined as (a) the failure to follow the reasonable instructions of the Board of Directors of the Company (or, in the case of Mr. Wan, also of Valence), (b) the material breach of any term of the agreement and failure to cure such breach within 10 days after written notice thereof from the Company (or, in the case of Mr. Wan, also Valence), or (c) the misappropriation of the assets of the Company or any subsidiary resulting in a material loss to such entity. Each agreement may be terminated by the employee upon 60 days prior written notice. In the case of Mr. Wan, the agreement automatically renews for additional one year periods unless prior notice of termination is given by either the Company or the employee, and in the case of Mr. AuYeung, the agreement was extended for an additional one year term. In the event that the Company (or, in the case of Mr. Wan, also Valence) terminates the agreement either at the end of the current term or during the current term without cause, the employee is entitled to receive his salary and benefits for the remainder of the current term of the agreement plus an additional period of 12 months in the case of Mr. Wan, and 6 months in the case of Dr. AuYeung. During such respective periods, the employee is obligated to provide advisory services to the Company. In the case of Mr. Wan, during such period, he also may not compete with the Company or its subsidiaries. The agreement also provides the employee with compensation for the remainder of the current term plus an additional 12 months in the case of Mr. Wan and 6 months in the case of Dr. AuYeung and certain other benefits and for the acceleration of the date of vesting for outstanding stock options if the employee is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined therein.

     In addition to the agreements with Messrs. Yuen, Wan and AuYeung, certain of the Company's plans contain termination or change of control provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     From July 1, 1998 through April 14, 1999, the Company did not have a Compensation Committee and the Board of Directors performed the functions of such Committee. As directors of the Company, the following officers/directors participated in deliberations concerning compensation of executive officers:
John AuYeung, Thomas W.T. Wan and Thomas C.K. Yuen. Stephen V. Sedmak, one of the directors and a founder of the Company, served as President from the Company's inception in June 1993 through July 1998, and as Chief Operating Officer from June 1996 until July 1998. On April 14, 1999, the Board of Directors reconstituted the Compensation Committee naming Stephen V. Sedmak and John Tu as its members.

REPORT ON EXECUTIVE COMPENSATION

     This Report on Executive Compensation shall not be deemed incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     From the beginning of Fiscal 1999 to April 15, 1999, the Board of Directors assumed the duties of the Compensation Committee. On April 14, 1999, the Board of Directors reconstituted the Compensation Committee and appointed as members Stephen V. Sedmak (a former executive officer of the Company) and John Tu. Messrs. Sedmak and Tu have been nonemployee directors of the Company at all times during their service on the Compensation Committee.

     The Compensation Committee and the Board each viewed the compensation process to be evolutionary. Recognizing that this is a complex area and that there is no perfect program that meets the needs of every company, change should be expected from time to time. The Board and the Compensation Committee evaluates performance in a changing economic and regulatory environment against the backdrop of the Company's evolution as a leading provider of audio and voice enhancement technology solutions.

     During Fiscal 1999, the Company's compensation philosophy for all of its executive officers was based upon three primary themes: (a) offer base compensation sufficient to attract and retain high quality management talent;
(b) provide variable compensation components (including short and long-term incentive awards) which are linked with the performance of the Company and that align executive remuneration with the interests of the stockholders; and (c) provide a benefits package which is competitive with similarly situated companies.

     TAX LAW LIMITS ON EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)") limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation in excess of $1 million are deductible only if performance criteria related to such compensation are specified in detail and stockholders have approved the compensation arrangements. The Company believes that it is in the best interests of its stockholders to structure compensation plans to achieve deductibility under Section 162(m), except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives.

     The Board will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Board is prepared, if it deems appropriate, to enter into compensation arrangements or pay compensation under which payments may not be deductible under

Section 162(m); such deductibility will not be the sole factor used by the Board in ascertaining appropriate levels or modes of compensation.

     In Fiscal 1999, since no executive officer of the Company was expected to earn compensation of $1,000,000 or more (as calculated under Section 162(m)), the Company did not take steps to avail itself of potential deductions for executive officer compensation in excess of $1,000,000.

     COMPENSATION PROGRAM COMPONENTS

     In Fiscal 1999, the components of the Company's executive compensation program consisted of (a) base salary, (b) the opportunity to earn a year-end bonus determined under an incentive bonus program, (c) awards under the Company's discretionary stock option plans, (d) individual merit bonuses, viewed on a case-by-case basis, and (e) discretionary Company contributions under the Company's SRS Labs, Inc. 401(k) Plan (the "401(k) Plan").

     The only award of compensation to the Chief Executive Officer and the other executive officers of the Company which was directly related to the Company's performance was compensation to be earned under the Company's Annual Supplemental Executive Bonus Plan. However, the Compensation Committee and the Board, as applicable, also consider the Company's performance as a factor in granting the number of stock options, annual base salary increases and discretionary bonuses. Of course, the compensation benefits related to stock option grants are related to the Company's performance as reflected in the price of the Common Stock underlying the option.

     Base Salary. In Fiscal 1999, on the basis of Thomas C.K. Yuen's offer, the Board of Directors, effective April 1, 1999, reduced the Chief Executive Officer's base salary from $300,000 to $200,000 per year. Recognizing the fact John AuYeung's responsibilities as an executive officer had significantly increased, the Board increased Dr. AuYeung's base salary from $150,000 to $180,000 per year, effective April 1, 1999, to be more in accord with the competitive salaries for similar positions. In September 1999, the Compensation Committee reviewed the base compensation of several officers of Valence and its subsidiaries, including Thomas W. T. Wan, an executive officer of the Company, and determined that, based upon his performance and competitive market conditions, his base salary be increased, effective April 1, 1999, by 8% or $22,160.

     Incentive Bonus Plan. In Fiscal 1999, executive officers of the Company were eligible to receive an incentive bonus under the Annual Supplemental Executive Bonus Plan (the "Supplemental Plan"). The Supplemental Plan (a) recognizes that management's contribution to stockholders returns comes from maximizing earnings and the quality of those earnings, and (b) is designed to provide a performance-based incentive for the Company's executive officers and to attract and retain qualified personnel.

     Under the Supplemental Plan, bonuses are paid based on a percentage of the excess of the Company's actual operating profit for the applicable fiscal year over targeted operating profit goals for that year. Bonus amounts under the Supplemental Plan are divided equally among the Company's executive officers. Executive officers who are employed for a portion of the applicable fiscal year are entitled to a pro-rated bonus share, with the remaining bonus share being returned to the pool to be divided equally among the other executive officers who held their positions for the entire fiscal year.

     The targets for the Supplemental Plan were established in Fiscal 1999 by the Board of Directors. The Supplemental Plan was administered by the Board of Directors through April 14, 1999 and thereafter by the Compensation Committee for the remainder of Fiscal 1999 and is subject to change or termination by the Company at any time. In Fiscal 1999, no bonus amounts were earned by any participant in the Supplemental Plan.

     Stock Options. In Fiscal 1999, the Board and the Compensation Committee awarded in the aggregate options to purchase 70,000 shares of Common Stock to the Chief Executive Officer and options to purchase an aggregate of 305,000 shares of Common Stock to the Company's other executive officers. To date, the Board and the Compensation Committee have viewed the options program as a necessary supplement to the base salary to provide a competitive compensation package as well as a reward and an incentive for superior on-the-job performance. See the table under this caption "Compensation of Executive Officers -- Stock Options -- Option/SAR Grants in Last Fiscal Year" herein.

     Discretionary Bonus. In Fiscal 1999, the Board of Directors awarded one discretionary bonus of $10,000 to John AuYeung, the Company's Executive Vice President, in recognition of his efforts in assuming the responsibilities of Chief Financial Officer on an interim basis. See "Compensation of Executive Officers -- Summary Compensation Table."

     401(k) Plan. In addition to the executive officers, all employees of the Company who are at least 21 years of age and who have completed six months of service are eligible to participate in the SRS Labs, Inc. 401(k) Plan (the "401(k) Plan"), a plan which is intended to qualify under Sections 401(a) and 401(k) of the Code. Participants in the 401(k) Plan may make effective salary reduction contributions to the 401(k) Plan of up to 15% of their annual compensation, not to exceed $9,500 in Fiscal 1999, as adjusted for inflation. In addition, the Company also may contribute additional amounts determined in its sole discretion. The level of the Company's contributions is related to the Company's financial ability to make a contribution and the competitive compensation packages offered to employees at comparable companies. Employee contributions and the Company contributions, if any, are fully vested and nonforfeitable at all times. Benefits under the 401(k) Plan generally become payable upon separation from service, retirement, death or disability. In Fiscal 1999, Thomas C.K. Yuen and Dr. AuYeung participated in the 401(k) Plan. The Company did not make a contribution to the 401(k) Plan in Fiscal 1999.

SRS LABS, INC.
COMPENSATION COMMITTEE

Stephen V. Sedmak (Chairman) and
John Tu
SRS LABS, INC.
BOARD OF DIRECTORS

John AuYeung,
Robert B. Pfannkuch,
Jeffrey I. Scheinrock,
Stephen V. Sedmak,
John Tu,
Thomas C.K. Yuen and
Thomas W.T. Wan

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Common Stock for the last three fiscal years with the cumulative total return on
(a) the S&P Smallcap 600 Index and (b) an index of six (6) peer companies selected by the Company. The search was limited to publicly-traded companies in the audio enhancements and technology business with market capitalizations of under $100 million. This peer group is the same as the one selected by the Company for Fiscal 1998, with the exception of two companies, QSound Labs, Inc. and Polk Audio, Inc. QSound spun-off its audio technology business and Polk Audio became a private, non-reporting company. This peer group index is subject to occasional change as the Company or its competitors change their focus, merge or are acquired, undergo significant changes, or as new competitors emerge.

     The comparisons in this table are required by the SEC and, therefore, are not intended to forecast or be indicative of possible future performance of the Common Stock.

                    COMPARISON OF CUMULATIVE TOTAL RETURN(1)

                                                           SRS               S&P SMALLCAP 600 INDEX       PEER COMPANY INDEX(2)
                                                           ---               ----------------------       ---------------------
8/9/96(3)                                                100.00                      100.00                      100.00
12/31/96                                                 107.81                      112.16                       86.64
12/31/97                                                  94.36                      139.67                      161.50
12/31/98                                                  55.94                      136.74                       85.49
12/31/99                                                  91.67                      152.74                       91.79

(1) The graph assumes that the value of the investment in the Common Stock and in each index was $100 at August 9, 1996. The returns of each component issuer in the peer group have been weighted according to the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated.

(2) ACT Teleconferencing, Andrea Electronics Corp., Aureal Semiconductor Inc., NCT Group, Inc., Sensory Science Corp., and Spatializer Audio Laboratories, Inc.

(3) SRS Labs, Inc. first became a reporting company, pursuant to Section 13(a) of the Exchange Act, in August 1996. Its stock began to trade on August 9, 1996.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company's corporate headquarters are located in Santa Ana, California, in a 23,400 square foot facility consisting of office and warehouse space. The Company leases the facility from Daimler Commerce Partners, L.P. (the "Partnership"), an affiliated partnership. The general partner of the Partnership is Conifer

Investments, Inc. ("Conifer"). The sole shareholders of Conifer are Thomas C.K. Yuen and Misako Yuen, as co-trustees of the Thomas Yuen Family Trust (the "Trust"), and the executive officers of Conifer include Mr. and Mrs. Yuen. Mr. and Mrs. Yuen, as co-trustees of the Trust, also beneficially own a significant amount of the Company's outstanding shares of Common Stock. Mr. Yuen is the Chairman of the Board and Chief Executive Officer of the Company. Pursuant to the Company's lease agreement with the Partnership, the Company leases all 23,400 square feet of space at the above-referenced facility. The lease is for a term of three years which commenced June 1, 1997 and is scheduled to expire on May 31, 2000. At the time of expiration, the Company will have an option to renew the lease, under similar terms and conditions, for two additional years commencing on June 1, 2000 and terminating on May 31, 2002. The Company intends to exercise such renewal rights. The Company paid the Partnership rent of $165,672 during Fiscal 1999.

     The Company entered into a license agreement (the "NuReality License") with NuReality (dba for Atlantis Computers, Inc.), whereby the Company licenses certain of its technologies to NuReality for use with multimedia products and cartridge-based game accessories. The sole stockholder of NuReality is the Thomas Yuen Family Trust, and the executive officers of NuReality include Mr. and Mrs. Yuen. Pursuant to the NuReality License, NuReality paid the Company royalties of $1,326 during Fiscal 1999.

     The Company and Sierra Digital Productions, Inc. ("Sierra Digital") entered into a Consulting Agreement dated August 23, 1994, pursuant to which Sierra Digital provides product definition, development and design services on a 100% time commitment basis to the Company in connection with the Company's research and development of its sound technologies. The president and sole shareholder of Sierra Digital is Alan D. Kraemer, the Company's Vice President of Engineering. Pursuant to the Consulting Agreement, the Company pays to Sierra Digital a monthly retainer of $9,166.66 per month plus expenses. For the 1999 Fiscal Year, the Company paid Sierra Digital $90,000.

     In addition to the Consulting Agreement, Mr. Kraemer entered into an employment agreement with the Company effective as of July 1, 1996. Such agreement provides for a fixed base salary, with annual increases and performance bonuses at the discretion of the Board of Directors. The agreement provides for base salary of $65,000 per year commencing July 1, 1996. Thereafter, such base salary may be adjusted by the Board of Directors, but it may not be reduced below the initial base salary provided in the agreement. Mr. Kraemer's employment agreement acknowledges that he serves as President of Sierra Digital and that he may continue to do so while employed by the Company. The employment agreement may be terminated by the Company for cause which is defined as (a) the failure to follow the reasonable instructions of the Board of Directors, (b) the material breach of any term of the employment agreement and failure to cure such breach within ten (10) days after written notice thereof from the Company, or (c) the misappropriation of assets of the Company or any subsidiary by the employee resulting in a material loss to such entity. The employment agreement may be terminated by Mr. Kraemer upon sixty (60) days prior written notice. The initial term of the employment agreement was from May 1, 1996 to April 30, 1999. The employment agreement automatically renews for additional one (1) year periods unless prior notice of termination is given by either the Company or the employee. The employment agreement has been automatically renewed for each successive renewal period. In the event that the Company either terminates the employment agreement at the end of the current term, or terminates the employment agreement during the current term without cause, the employee is entitled to receive his salary and benefits for the remainder of the current term of the employment agreement plus an additional period of twelve months. During such period, the employee is obligated to provide advisory services and may not compete with the Company. The employment agreement also generally provides the employee with compensation for the remainder of the current term plus an additional 12 months and certain other benefits and for the acceleration of the date of vesting for outstanding stock options if the employee is terminated or terminates his employment for certain enumerated reasons within 90 days before or one year after a change in control in the Company, as defined in the employment agreement. For Fiscal 1999, Mr. Kraemer was paid $65,000 pursuant to the employment agreement.

     Mr. Raymond Choi, a beneficial owner of more than 5% of the shares of Common Stock, an executive director of ValenceTech and the President of Valence Semiconductor Design Limited ("VSD"), an indirect subsidiary of the Company and ValenceTech, entered into an employment agreement with the Company and VSD, effective March 2, 1998, in connection with the Company's acquisition of Valence. The agreement provided for an initial base salary of $184,516 per year commencing March 3, 1998, which may be adjusted by the Board of Directors, but not below the initial base salary. Currently, Mr. Choi's base salary is $244,950 per year. The agreement may be terminated for cause (defined in a similar manner as Mr. Kraemer's employment agreement referenced above) and may be terminated by Mr. Choi upon 60 days prior written notice. The initial term of the agreement extends through December 31, 2000 and such agreement automatically renews for additional one year periods unless prior written notice of termination is given by the Company or the employee. In the event of that the Company or VSD terminates the agreement without cause (or decides not to renew such contract), Mr. Choi would be entitled to receive his salary and benefits for the remainder of the current term of the agreement plus an additional period of 12 months. During such period, Mr. Choi would be obligated to provide advisory services to the Company and may not compete with the Company or its subsidiaries. In addition, the employment agreement of Mr. Choi provides for similar benefits as provided under Mr. Kraemer's employment contract in the context of a change of control. The Company, Valence and Mr. Choi are in the process of canceling the existing employment agreement and entering, in lieu thereof, into a new employment agreement to which the only parties will be ValenceTech, the successor to Valence, and Mr. Choi and the effective date of which will be April 1, 2000. The new agreement will provide for a new initial base salary of $281,692, and will contain provisions similar to Mr. Choi's existing employment agreement.

     In the opinion of management, the terms of the above-described agreements are fair and reasonable and as favorable to the Company as those which could have been obtained from unrelated third parties at the time of their execution.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during Fiscal 1999, the Company's officers, directors and greater-than-ten-percent beneficial owners complied with all Section 16(a) filing requirements.

                        RELATIONSHIP OF THE COMPANY WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors selected the firm of Deloitte & Touche LLP ("Deloitte & Touche"), independent certified public accountants, as auditors for Fiscal 1999 and has selected such firm to act as auditors for the fiscal year ending December 31, 2000. During Fiscal 1999, Deloitte & Touche also was engaged by the Company to provide certain consulting services. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     If you want us to consider including a proposal in the Company's proxy materials relating to the annual meeting of stockholders to be held in the year 2001, you must submit such proposal to the Company no later than December 27, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of stockholders. You should direct any such stockholder proposals to the attention of the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Also see "Voting Rights and Solicitation of Proxies -- Nominations for Directors" for a discussion relating to the Company's advance notice Bylaw concerning nominations of directors.

     With respect to any proposal that a stockholder of the Company presents at the annual meeting of stockholders to be held in the year 2001 that is not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of stockholders will confer discretionary voting authority to vote on such stockholder proposal unless (a) the Company is notified of such proposal no later than March 24, 2001, and (b) the proponent complies with the other requirements set forth in Rule 14a-4 under the Exchange Act.

                                 ANNUAL REPORT

     YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1 OF THE EXCHANGE ACT. YOU MAY ALSO OBTAIN COPIES OF EXHIBITS TO THE FORM 10-K, BUT WE WILL CHARGE A REASONABLE FEE TO STOCKHOLDERS REQUESTING SUCH EXHIBITS. YOU SHOULD DIRECT YOUR REQUEST IN WRITING TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT, ATTENTION: MR. JOHN AUYEUNG, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY.

                                          By Order of the Board of Directors,

                                          /s/ JOHN AUYEUNG

                                          John AuYeung
                                          Executive Vice President,
                                          Chief Operating Officer, Chief
                                          Financial Officer,
                                          Treasurer and Secretary

Santa Ana, California
April 26, 2000

                                                                      APPENDIX A

                      SRS LABS, INC. AMENDED AND RESTATED
                   1996 LONG-TERM INCENTIVE PLAN, AS AMENDED

     1. PURPOSE. The purpose of this Plan is to attract and retain directors, officers, key employees and consultants for SRS Labs, Inc., a Delaware corporation (the "Corporation"), and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

     2. DEFINITIONS. As used in this Plan,

     "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

     "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

     "Board" means the Board of Directors of the Corporation.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the committee described in Section 16(a) of this Plan.

     "Common Shares" means (i) shares of the common stock of the Corporation, par value $.001 per share, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 10 of this Plan.

     "Date of Grant" means the date specified by the Committee on which a grant of Option Rights or Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "Deferred Shares" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "Free-standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

     "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "Less-Than-80-Percent Subsidiary" means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

     "Management Objectives" means the achievement of a performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend credits. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed. The Management Objectives applicable to any award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of
Section 162(m) of the Code (or any successor provision) shall be limited to specified levels of or growth in:

            (i) return on invested capital;

           (ii) earnings per share;

           (iii) return on assets;

           (iv) return on equity;

            (v) shareholder return;

           (vi) sales growth;

           (vii) productivity improvement; and/or

          (viii) net income.

Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

     "Market Value per Share" means, at any date, (i) the closing sales price for the Common Shares on that date, if available, or, if there are no sales on that date or if a closing sales price is not available, (ii) the average of the "bid" and "asked" prices of the Common Shares on that date, in each case as reported by the National Association of Securities Dealers Automated Quotation System or any national securities exchange on which the Common Shares are then traded, or, if (i) or (ii) are not available, the fair market value of the Common Shares as determined by the Committee from time to time.

     "Optionee" means the person so designated in an agreement evidencing an outstanding Option Right.

     "Option Price" means the purchase price payable upon the exercise of an Option Right.

     "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

     "Participant" means a person who is selected by the Committee to receive benefits under this Plan and who is at that time an officer, any other key employee, a director or a consultant of the Corporation or any Subsidiary, or who has agreed to commence serving in any such capacity.

     "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

     "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $100.00 awarded pursuant to Section 8 of this Plan.

     "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

     "Restricted Shares" mean Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

     "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect), as in effect from time to time.

     "Spread" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Option Price specified in the related Option Right.

     "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

     "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

     3. SHARES AVAILABLE UNDER THE PLAN.

          (a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from all substantial risks of forfeiture, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under this Plan, shall not in the aggregate exceed 7,000,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. If any award terminates, expires or is canceled with respect to any Common Shares, new awards may thereafter be granted covering such Common Shares.

          (b) Upon the full or partial payment of any Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Corporation.

          (c) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

          (d) Notwithstanding any other provision of this Plan to the contrary, no Participant shall be granted Option Rights for more than 750,000 Common Shares during any period of three consecutive calendar years subject to adjustment as provided in Section 10 of this Plan.

          (e) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any period of one calendar year receive awards of Performance Shares and Performance Units having an aggregate value as of their respective Dates of Grant in excess of $750,000.

     4. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

          (b) Each grant shall specify an Option Price per Common Share, which in the case of Incentive Options, shall be equal to or greater than the Market Value per Share on the Date of Grant and, in the case of other options, shall not be less than eighty-five percent (85%) of the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration, including, without limitation, promissory notes, that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

          (d) Any grant may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Option Rights shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

          (f) Any grant may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights, for Common Shares or any other non-cash consideration authorized under Sections 4(d) and (e) above.

          (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant remain unexercised.

          (h) Each grant shall specify the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercisability of such rights in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (j) Option Rights granted under this Plan may be (i) options that are intended to qualify under particular provisions of the Code, including without limitation Incentive Stock Options, (ii) options that are not intended to so qualify or (iii) combinations of the foregoing.

          (k) On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (l) No Option Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

          (m) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     5. APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Appreciation rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or
     (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

          (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

          (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

          (d) Any grant may specify that an Appreciation Right may be exercised only in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (e) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

          (g) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

          (h) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

          (i) Regarding Free-standing Appreciation Rights only:

             (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

             (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to such Participant remain unexercised;

             (iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event; and

             (iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED SHARES. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e) Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each such grant shall specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

          (g) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

     7. DEFERRED SHARES. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

          (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants to Participants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, subject to the limitations in
     Section 3, which may be subject to adjustment to reflect changes in compensation or other factors.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

          (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant and each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

          (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

          (f) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or in additional Common Shares on a current, deferred or contingent basis.

          (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     9. TRANSFERABILITY.

          (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) awarded under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution or, other than with respect to an Incentive Stock Option, a qualified domestic relations order, as defined in the Code. Option Rights and Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for transferability of particular awards under this Plan so long as such provisions will not disqualify the exemption for other awards under Rule 16b-3.

          (b) Any award made under this Plan may provide that all or any part of the Common Shares that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares, or in payment of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

     10. ADJUSTMENTS. The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder,
(b) prices per share applicable to such Option Rights and Appreciation Rights, and (c) kind of shares (including shares of another issuer) covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or
(z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. In any case, such substitution of securities shall not require the consent of any person who is granted awards pursuant to this Plan.

     11. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     12. WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     13. PARTICIPATION BY EMPLOYEES OF A LESS-THAN-80-PERCENT SUBSIDIARY. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Less-Than-80-Percent Subsidiary, regardless whether such Participant is also employed by the Corporation or another Subsidiary, the Committee may require the Less-Than-80-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than-80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Committee and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

     14. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the

Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to
Section 6(d) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

     15. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments, or restatements shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation.

     16. ADMINISTRATION OF THE PLAN.

          (a) This Plan shall be administered by the Compensation Committee of the Board appointed from time to time by the Board of Directors of the Corporation. The Committee shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. In the absence of a Committee or in the event of grants to non-employee directors, this Plan shall be administered by the Board, and, in such case, all references to the "Committee" herein shall be deemed to be references to the Board.

          (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares or Deferred Shares, Performance Shares and Performance Units and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

     17. AMENDMENTS AND OTHER MATTERS.

          (a) This Plan may be amended from time to time by the Committee or the Board, but except as expressly authorized by this Plan no such amendment shall increase the maximum number of shares specified in Section 3(a) of this Plan, increase the number of Performance Units specified in Section 3(e) of this Plan, or cause Rule 16b-3 to become inapplicable to this Plan, without the further approval of the shareholders of the Corporation, unless permitted by Rule 16b-3. Without limiting the generality of the foregoing, the Committee or the Board may amend this Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

          (b) With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares that had been the subject of the prior award, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Plan had the canceled Option Rights or other awards not been granted.

          (c) The Committee also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Common Shares.

          (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

          (e) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option Right; provided, however, that such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

          (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the shareholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for Rule 16b-3 to remain applicable to this Plan.

PROXY                                                                      PROXY


                PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                                 SRS LABS, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned stockholder(s) of SRS Labs, Inc., a Delaware corporation (the "Company"), hereby appoints Thomas C.K. Yuen, John AuYeung, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 15, 2000, and at any and all adjournments thereof, to vote all shares of the capital stock of said Company held of record by the undersigned on April 21, 2000, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR PROPOSAL 2, FOR THE NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

       (CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                 SRS LABS, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

THE LISTED NOMINEES AND THE PROPOSAL HAVE BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED AND "FOR" THE LISTED PROPOSAL.

1. ELECTION OF DIRECTORS:                                                                               For All Except as
                                                                           For All     Withhold All     Indicated to the Contrary
  Nominees for election to the Board of                                      [   ]        [   ]            [   ]
  Directors as Class I Directors:

  Robert B. Pfannkuch;
  Jeffrey I. Scheinrock; and
  Thomas W.T. Wan

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THE
NOMINEE'S (S') NAMES ON THE SPACE PROVIDED BELOW.)

_________________________________________________________________________________________________________________________

2. Proposal to approve an amendment to the SRS Labs, Inc. Amended and         For             Against             Abstain
   Restated 1996 Long-Term Incentive Plan to increase the number of          [   ]             [   ]               [   ]
   shares of common stock available for issuance thereunder by 2,500,000.

3. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

                                                             Yes   No
                              I PLAN TO ATTEND THE MEETING   [ ]   [ ]

                              Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.



                              __________________________________________________
                                                   Signature


                              __________________________________________________
                                                   Signature


                              Dated:______________________________, 2000


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